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                                                                   EXHIBIT 23.02

                         Consent of Independent Auditors



We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated July 23, 1999, in the Registration Statement (Form S-3 No. 333-0000) and related Prospectus of Cree Research, Inc., for the registration of 2,990,000 shares of its common stock.


                                        /s/ ERNST & YOUNG LLP

Raleigh, North Carolina
December 30, 1999